                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) November 6, 2003

                          BENTLEY COMMUNICATIONS CORP.
                          ----------------------------
             (Exact name of registrant as specified in its chapter)


           FLORIDA                 000-27347                     58-2534003
           -------                 ---------                     ----------
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation            File Number)                Identification No.)


         11301 OLYMPIC BOULEVARD, SUITE 680, LOS ANGELES, CA 90064 30228
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (310) 445-2599
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

In its Current Report on Form 8-K dated September 3, 2003, Bentley Communications Corp. (the "Registrant") reported that it had entered into an Asset Purchase Agreement ("Agreement") dated August 4th, 2003, as finalized and executed by the parties on September 2, 2003, with Crump Barter Systems, Inc. ("Crump"), whereby the Registrant agreed to purchase all of the assets of Crump, including the sole and exclusive use of the name "Crump Barter", all right, title and interest in and to the website www.crumpbarter.com and the Crump Barter system. The consummation of the Agreement was subject to, among other conditions, Crump delivering audited financial statements as required under Rule 3-05 of SEC Regulation S-X. The purchase of the assets was subject to the Registrant receiving from Crump audited financial statements and pro forma financial statements.

The Registrant and Crump mutually agreed to cancel the Agreement on November 6, 2003 because Crump failed to deliver the required financial statements. On November 6, 2003, the Registrant and Crump entered into a License Agreement, whereby the Registrant will license the Business Methods (as defined in the License Agreement) of Crump (the "License"). This License is for three years and renews automatically thereafter for three year periods until terminated. In exchange for the License, at closing, the Registrant will pay to Crump a one-time license fee of 10,000,000 shares of restricted common stock, valued at $.01 per share, and $30,000. Further, the license is subject to a ongoing royalty fee of Three Percent (3%) of the Barter Fees (as defined in the License Agreement) or $5,000 during any fiscal quarter, which ever is greater, as long as the royalty fee does not exceed $10,000 per fiscal quarter.

Notwithstanding the cancellation of the Asset Purchase Agreement, the Registrant has agreed to retain Joe Crump, the sole shareholder of all of the issued and outstanding shares of Crump, to operate the Crump bartering system pursuant to the Management Agreement dated August 4th, 2003 through a wholly-owned subsidiary of the Registrant.


ITEM 5. OTHER EVENTS

Please see the description of the License Agreement with Crump Barter in Item 2, Acquisition or Disposition of Assets.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements
    None

(b) Exhibits

Exhibit 10.2 Management Agreement with Joe Crump dated August 4th, 2003 (filed with the Report on Form 8-K dated September 3, 2003.)
Exhibit 10.3          Amendment Agreement to Asset Purchase Agreement
Exhibit 10.4          License Agreement with Crump Barter Systems, Inc.
Exhibit 99.1          Press Release dated November 13, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BENTLEY COMMUNICATIONS CORP.

Date: November 13, 2003                 By: /S/ GORDON F. LEE
                                            ---------------------------
                                            GORDON F. LEE,
                                            CHAIRMAN AND CEO




                                        3